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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-12937) of Newcor, Inc. of our report dated June 21, 2002 relating to the financial statements of Newcor, Inc. Savings Plan for Employees at December 31, 2001 and 2000 and for the years then ended, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

Detroit, Michigan
June 24, 2002



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